EXHIBIT NUMBER 10.41

                       CONSENT, WAIVER AND AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT

       THIS CONSENT, WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENTS ("Amendment") is dated as of June 30, 1997, by and among LEVITZ FURNITURE CORPORATION, a Florida corporation ("LFC"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation ("LFC Washington") and JOHN M. SMYTH COMPANY, an Illinois corporation ("Smyth") (LFC, LFC Midwest, LFC Pacific, LFC Washington and Smyth sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"); LFC, acting in its capacity as borrowing agent for the Borrowers (LFC, in such capacity, the "LFC Funds Administrator"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche A Agent") under the "Tranche A Credit Agreement" (as hereinafter defined); BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche B Agent") under the "Tranche B Credit Agreement" (as hereinafter defined); and each of the Lenders under and as defined in the Tranche A Credit Agreement (hereinafter referred to as the "Tranche A Lenders") and the "Tranche B Lenders" (as defined in the Tranche A Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Tranche A Credit Agreement.

                                   WITNESSETH:

       WHEREAS, Borrowers, the Tranche A Agent and the Tranche A Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "Tranche A Credit Agreement"), pursuant to which the Tranche A Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

       WHEREAS, Borrowers, the Tranche B Agent and the Tranche B Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, as amended (the "Tranche B Credit Agreement"), pursuant to which the Tranche B Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers.

       WHEREAS, the Tranche A Agent and the Tranche B Agent (sometimes hereinafter referred to collectively as the "Agents") and the Tranche A Lenders and the Tranche B Lenders (sometimes hereinafter referred to collectively as the "Lenders") have agreed to waive certain requirements set forth in, and amend certain provisions of, the respective Credit Agreements, in each case on the terms and subject to the conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

       1. CONSENTS AND WAIVERS. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein:


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       1.1 Agent and the Majority Lenders hereby consent to amendment of the
GECC Account Purchase Agreement pursuant to an amendment substantially in the form attached hereto as Exhibit A.

       1.2 Agent and the Majority Lenders hereby waive the Events of Default arising under Section 7.1(b) of the Credit Agreement as a result of:

              (a) Borrower's failure to deliver to each Lender not later than ninety (90) days after the end of the fiscal year of the Consolidated Entity ended as of March 31, 1997, the Financial Statements and other items required to be so delivered pursuant to Section 7.1(b) for such fiscal year, provided that all of such Financial Statements and other items shall be delivered to each Lender no later than one hundred twenty
       (120) days after the end of such fiscal year; and

              (b) Borrower's failure to deliver an unqualified opinion of the Auditor with respect to the audited consolidated Financial Statements of the Consolidated Entity for the fiscal year ended March 31, 1997, provided that in any event such opinion shall be subject only to a "going concern" qualification.

       2. AMENDMENT TO CREDIT AGREEMENTS. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein, each of the Credit Agreements is hereby amended as follows:

       2.1 SECTION 8.1 of each of the Credit Agreements is hereby deleted in its entirety and the following language is hereby substituted therefor:

       8.1  INTEREST COVERAGE.

       The Borrowers shall not permit the ratio of EBITDA to Interest Expense, in each case of the Consolidated Entity as the end of any period described below; to be less than the ratio set forth opposite such period:

                PERIOD                                             RATIO
                ------                                             -----
         For each twelve month period ending as of the
         end of each fiscal quarter during the period
         commencing October 1, 1996 through and
         including March 31, 1997                               1.00 to 1.00

         For the twelve month period ending as of June
         30, 1997                                               0.94 to 1.00

         For each twelve month period ending as of the
         end of each fiscal quarter during the period
         commencing July 1, 1997 through and including
         June 30, 1998                                          1.00 to 1.00

         For each twelve month period ending as of the
         end of each fiscal quarter during the period
         commencing July 1, 1998 through and including
         December 31, 1998                                      1.20 to 1.00

         For each twelve month period ending as of the
         end of each fiscal quarter thereafter until the
         fifth anniversary of the Closing Date                  1.40 to 1.00

              2.2 Clause (f) of Section 8.3 of each of the Credit Agreements is hereby deleted in its entirety and the following language is hereby substituted therefor:

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

              (f) indebtedness and other obligations under the GECC Account Purchase Agreement, without giving effect to any amendments or modifications or restatements thereof, or supplements thereto, except for any of the foregoing consented to in writing by the Majority Lenders pursuant to Section 8.14;

       3. CONDITIONS PRESENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

              (a) Agents shall have received twelve (12) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers and the Majority Lenders.

       4. REPRESENTATIONS, WARRANTIES AND COVENANTS.

              4.1 Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

              (a) All representations and warranties contained in each of the Credit Agreements and the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

              (b) No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the respective terms of the Credit Agreements;

              (c) this Amendment, and each of the Credit Agreements as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

              (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

       5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENTS AND THE OTHER TRANSACTION DOCUMENTS.

              5.1 Upon the effectiveness of this Amendment, each reference in each of the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Transaction Documents to the "Credit Agreement", the "Tranche A Credit Agreement" and/or the "Tranche B Credit Agreement" shall in each case mean and be a reference to the respective Credit Agreements as amended hereby.

              5.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of either of the Agents or any of the Lenders with respect to any Default or Event of Default nor constitute a waiver of any provision of either of the Credit Agreements or any of the other Transaction Documents and
(ii) all of the respective terms and conditions of the Credits Agreement, the other Transaction Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agents and each of the Lenders shall in no way obligate the Agents or any of the Lenders, at any time hereafter, to consent to any other amendment or

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

modification of any term or provision of the Credit Agreements or any of the other Transaction Documents, whether of a similar or different nature.

       6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

       7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

       8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                            (SIGNATURE PAGES FOLLOW)

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

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as
                                       LFC Funds Administrator

                                       By:  /s/  PATRICK J. NOLAN
                                            ------------------------------------
                                       Name:     Patrick J. Nolan
                                                 -------------------------------
                                       Title:    VICE PRESIDENT
                                                 -------------------------------

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                                       AGENTS:

                                       BT COMMERCIAL CORPORATION, in its
                                       respective capacities as Tranche A
                                       Agent and Tranche B Agent

                                       By:  /s/  WAYNE D. HILLOCK
                                            ------------------------------------
                                                 Wayne D. Hillock
                                                 Senior Vice President

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                                       LENDERS:

                                       BT COMMERCIAL CORPORATION

                                       By:  /s/  WAYNE D. HILLOCK
                                            ------------------------------------
                                                 Wayne D. Hillock
                                                 Senior Vice President

                                       SANWA BUSINESS CREDIT CORPORATION

                                       By:  /s/  LAWRENCE J. PLACEK
                                            ------------------------------------
                                       Name:     Lawrence J. Placek
                                                 -------------------------------
                                       Title:    VICE PRESIDENT
                                                 -------------------------------

                                       LASALLE NATIONAL BANK

                                       By: /s/ CHRISTOPHER G. CLIFFORD
                                            ------------------------------------
                                       Name:     Christopher G. Clifford
                                                 -------------------------------
                                       Title:    SENIOR VICE PRESIDENT
                                                 -------------------------------

                                       CONGRESS FINANCIAL CORPORATION (CENTRAL)

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       HELLER FINANCIAL, INC.

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

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

                                       FINOVA CAPITAL CORPORATION

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       SILVER OAK CAPITAL L.L.C.

                                       By:  /s/  JEFFREY H. ARONSON
                                            ------------------------------------
                                       Name:     Jeffrey H. Aronson
                                                 -------------------------------
                                       Title:
                                                 -------------------------------

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

                                    EXHIBIT A
                                       TO
                       CONSENT, WAIVER AND AMENDMENT NO. 4
                              TO CREDIT AGREEMENTS
                            DATED AS OF JUNE 31, 1997

              FORM OF AMENDMENT TO GECC ACCOUNT PURCHASE AGREEMENT

                                    Attached

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